Columbia Laboratories

Frank Condella, President & CEO

Cowen and Company

31st Annual Health Care Conference

March 7, 2011

COLUMBIA
Laboratories, Inc.

Safe Harbor

This presentation contains forward-looking statements, which statements are indicated by the words "may," "will," "plans," "believes," "expects," "anticipates," "potential," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements.

Factors that might cause future results to differ include, but are not limited to, the following: further statistical analyses of the clinical data generated during the PREGNANT Study; timely submission of and acceptance by the United States Food and Drug Administration ("FDA") of an NDA for PROCHIEVE 8% in the new preterm birth indication; success in obtaining acceptance and timely approval of PROCHIEVE 8% in the new preterm birth indication by the FDA; the impact of competitive products and pricing; competitive economic and regulatory factors in the pharmaceutical and healthcare industry; the ability to obtain and enforce patents and other intellectual property rights; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia's reports filed with the SEC, including, but not limited to, Annual Report on Form 10-K/A Amendment No.2 for the year ended December 31, 2009, and Quarterly Report on Form 10-Q/A for the period ended September 30, 2010. Columbia does not undertake any responsibility to revise or update any forward-looking statements contained herein, except as expressly required by law.

All forward-looking statements contained herein are neither promises nor guarantees. Columbia does not undertake any responsibility to revise or update any forward-looking statements.

COLUMBIA
Laboratories, Inc.

Executive Management

- Frank C. Condella, Jr. – President and CEO, Director
- Lawrence A. Gyenes – SVP, CFO & Treasurer
- Michael McGrane – SVP, General Counsel and Secretary
- George W. Creasy, MD – VP, Clinical Research & Development

Columbia Laboratories

- Specialty pharmaceutical company with a successful history of developing proprietary products for women's health administered vaginally:
  - CRINONE® 8% progesterone vaginal gel
    - Sold worldwide for use in infertility treatments
    - Marketed by Watson (US) and Merck Serono (RoW)
  - Replens®, RepHresh® and Advantage-S®
    - OTC products sold to Li'l Drug Stores

COLUMBIA
Laboratories, Inc.

The "Watson Transactions"

- Concurrent transactions closed 7/2/2010
- Watson acquired:
  - CRINONE/PROCHIEVE and related progesterone assets
  - 11.2 million shares CBRX common stock
  - Watson assumed responsibility for all US sales, marketing & distribution activities
  - Next generation development activities
- $56m debt retired
  - $16m secured loan note
  - $40m convertible notes

Watson Transaction Highlights

- Watson Transaction:
  - $62m upfront for assets
  - Royalties:
    - 10% on sales up to $150m
    - 15% on sales between $150m and $250m
    - 20% on sales above $250m
  - Pre-term Birth Study milestones:
    - $6m or $8m depending on PREGNANT study outcomes
    - $5m on FDA acceptance of NDA
    - $30m on U.S. commercial launch for preterm birth
    - $2.5m on European regulatory submission and launch
  - Watson will fund life-cycle management program

Debt Transaction Highlights

- $16m PharmaBio secured note:
  - Paid with cash
- $40m 8% Notes Convertible @ $5.25 per share
  - $26m of cash
  - 7.4m shares of CBRX common stock issued @ $1.35*
  - 7.75m warrants exercisable @ $1.35 per common share

*Repurchased 3.3m of 7.4m common shares on 8/9/10 @ $0.90 per share

COLUMBIA
Laboratories, Inc.

Merck Serono Agreement

- Relationship with Merck Serono since1999
- Renewed on May 19, 2010, expires on May 19, 2015
- Exclusive license to CRINONE ® outside US
- CBRX is exclusive supplier to Merck Serono
- CBRX receives greater of (i) thirty percent (30%) of the net selling price (country by country), or (ii) Columbia's direct manufacturing cost plus 20%
- Significant and growing revenue stream for CBRX

COLUMBIA
Laboratories, Inc.

Flagship Product: CRINONE® 8% (progesterone gel)

- Sold worldwide for use in infertility treatments since 1995
- Major source of revenue for CBRX
  - Marketed by Watson (US) since July 2010
    - 2010 Annual Net Sales of approximately $20 million
    - Royalty and Product Sales Income to CBRX
  - Marketed by Merck Serono (60+ countries worldwide) since 1999
    - 2010 Annual Net Sales of approximately $28 million
    - Product Sales Income to CBRX

New Opportunity for CRINONE/PROCHIEVE:

Reducing Risk of Preterm Birth

Preterm Birth

- Preterm birth (PTB) is defined as delivery from 20 to $36^{6/7}$ weeks of gestation
- PTB occurs in 12.3% of all pregnancies in U.S.
  - 1 out of every 8 live-born infants is born preterm
  - An increase of >18% since 1990
- Primary cause of neonatal morbidity and mortality

COLUMBIA
Laboratories, Inc.

Preterm Births have a $26 Billion Impact on the US Health System


Maternal delivery costs
$1.9 billion
Lost household and
market productivity
$5.7 billion
Children's early intervention
services
$611 million
Special education services
$1.1 billion
Infant Costs
Medical care services
$16.9 billion

~$51,600 per Preterm Infant

Behrman RE et al. in: Behrman RE, Butler AS, eds. *Preterm Birth: Causes, Consequences, and Prevention*. Washington, DC: The National Academies Press; 2006:329-354.

Short Cervix Is The Single Most Important Predictor Of Preterm Birth

Risk factor*	Relative Risk (1 = No Risk)
< 2.5cm Cervical Length @ 24 weeks**	**6 - 14**
History of Preterm Birth	6 - 8
African American	3.3
Low Socioeconomic status	1.83 – 2.65
Age <17	1.47 – 1.95
Age > 35	1.47 – 1.95

- In a review of 39,284 cases of preterm birth (<37 weeks), Short Cervix was the most important single predictor of preterm birth***

*ACOG Practice Bulletin – Number 31, October 2001/2008, ** Iams et al, NEJM 1996, Vol 334, pg 567, ***Based on the c-index, which is the area under the receiver–operating characteristics curve.
To MS et al. *Ultrasound Obstet Gynecol*. 2006;27(4):362-367.

COLUMBIA
Laboratories, Inc.

Shorter Cervical Length (CL) Associated with Increasing Risk of Preterm Birth (PTB)

Iams et al. NEJM 1996

- 2915 patients screened
- 24 week TVU

- Multiple studies confirm this association of CL and PTB
- At least 25% of pregnant women are at risk for PTB due to Short Cervical Length



Relative Risk of Premature Delivery
14
12
10
8
6
4
2
0
Relative risk
No. of women
800
700
600
500
400
300
200
100
0
No. of Women
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68
Length of Cervix (mm)
1 5 10 25 50 75
Percentile

Iams JD et al. *N Engl J Med.* 1996;334(9):567-572.

COLUMBIA Laboratories, Inc.

Treating Short Cervix w/ Progesterone: Previous Published Studies

- Fonseca & Nicolaides 2007: Women with a short cervix responded to vaginal progesterone therapy
- DeFranco 2007:
  - PROCHIEVE® 8% use was associated with a statistically significant reduction in PTB in women with CL ≤ 3.0 cm & < 2.8 cm
  - PROCHIEVE® 8% improved infant outcome[1] in women with baseline CL < 2.8 cm

[1] *First study to show this*

COLUMBIA Laboratories, Inc.

DeFranco Study

At ≤ 32 Weeks no Preterm Births were seen with PROCHIEVE® vs. 29.6% on Placebo

Baseline Cervical Length ≤ 3.0 cm



progesterone
placebo
Probability of not delivering
1.0
0.8
0.6
0.4
0.2
0
21 23 25 27 29 31 33 35 37
Time (weeks)
33 investigators
n=116 (58 Prochieve, 58 Placebo)
The Kaplan-Meier method was used for calculation; (Wilcoxon P = 0.043).

Baseline Cervical Length < 2.8 cm



progesterone
placebo
Probability of not delivering
1.0
0.8
0.6
0.4
0.2
0
21 23 25 27 29 31 33 35 37
Time (weeks)
22 Investigators
N=46 (19 Prochieve, 27 Placebo)
Fishers Exact Test at <32 weeks*: (p = 0.014)

DeFranco et al, *Ultrasound Obstet Gynecol.* 2007; 30: 697-705.

COLUMBIA
Laboratories, Inc.

The PREGNANT Study

(PRochieve® Extending GestatioN A New Therapy)

- Phase III clinical trial with PROCHIEVE® 8%
- Protocol Number: COL-1620-302
  - Double-blind, placebo controlled
  - Enrolled 465 pregnant women with cervical length 1.0-2.0cm
  - 40+ centers (US & abroad)
  - Primary endpoint: a reduction in preterm births at ≤32 $^{6}/_{7}$ weeks vs. placebo
  - Improved infant outcome important secondary endpoint
- NIH co-sponsor
  - Dr. R. Romero, Perinatology Research Branch (PRB) of the NICHD

The PREGNANT Study: Top-line Results

- Primary endpoint met with statistical significance
- Evidence of improved infant outcome
- Safety comparable to placebo
- Detailed results will be available via publication in a peer-review journal

Timeline

Top-line results	Dec. 2010
Have pre-NDA meeting w/FDA	Q1 2011
Results available in publication	Q1 2011
File NDA with FDA	Q2 2011
FDA decision	2011/2012*

PDUFA limits review time to 10 months; could shorten to 6 months if granted priority review

U.S. Market Opportunity in Preterm Birth

4.3 Million Births Annually		

Mid-pregnancy Cervical Length

1.0 - 2.0 cm (4%)*	> 2.0 - 2.5 cm (6%)*	>2.5 - 3.0 cm (20%)*
172,000 women	258,000 women	860,000 women

1.3 million women with a "short cervix" become pregnant each year

Course of treatment is daily administration for 16 weeks
$1,333 per patient (at current price levels)

- Estimated using previously published studies e.g., Iams JD et al. *N Engl J Med.* 1996;334(9): 567-572

COLUMBIA Laboratories, Inc.

Financials

COLUMBIA
Laboratories, Inc.

Key Statistics

Nasdaq: CBRX	
Recent Market Price (3/02/2011)	$3.44
Shares Outstanding (1/19/2011)	83.0 million
Market Capitalization	$285.5 million
Cash and Equivalents (12/31/2010)	$21.6 million
Debt (12/31/2010)	$0.00

Capitalization Table @ 1/19/11

Shares Outstanding	83.0 million
Convertible/Exercisable @ $2 or less:	
◦ Preferred Shares	1.4
◦ Warrants*	14.2
◦ Options	3.2
• Subtotal	101.8
◦ All Other Options/Warrants* >$2	7.4
• Total Fully Diluted Shares	109.2

*All warrants have "cashless" exercise option

COLUMBIA Laboratories, Inc.

Share Price Chart



Columbia Laboratories, Inc.
CBRX
Mar 02, 2011
3.5
3.0
2.5
2.0
1.5
1.0
0.5
© Yahoo!
May 10
Jul 10
Sep 10
Nov 10
Jan 11
Mar 11
Volume
15.0
10.0
5.0
0.0
Millions

COLUMBIA
Laboratories, Inc.

"Normalized P&L" Post-PREGNANT Study

(excludes any milestone payments)

($ in millions)	Annual P&L
Revenues	$16.0
Cost of Revenues	5.6
Gross Profit	$10.4
G & A	7.6
R & D	2.8
Operating Inc	$0.0
Other Inc/Tax Benefits	0.4
Net Inc (Loss)	$0.4

Based upon 1H 2010 sales volumes

COLUMBIA Laboratories, Inc.

Potential Watson Annual Royalty Streams & Milestone Payments

	$50M	$100M	$250M	$500M
Royalties @ Different Sales Levels	$5M	$10M	$30M	$80M

Cash Milestones:

- $6m or $8m depending on PREGNANT study outcomes
- $5m on FDA acceptance of NDA
- $30m on commercial launch for preterm birth
- $2.5 for European regulatory submission and launch

COLUMBIA Laboratories, Inc.

Summary

- Strong balance sheet; healthy cash position; debt free
- Ongoing royalty and product revenues from Watson & Merck Serono plus STRIANT® sales
- Potential milestone payments
- Net Operating Loss Carry-forwards of ~$159M
- Cash neutral to positive (influenced by milestones)
- Successful PREGNANT Study outcome; targeted NDA filing in Q2 2011

Columbia Laboratories

Investor Relations Contacts

Larry Gyenes
Chief Financial Officer,
Columbia Laboratories, Inc.

T: (973) 486-8860

lgyenes@columbialabs.com

www.columbialabs.com

Seth Lewis
Vice President,
The Trout Group

T: (646) 378-2952

slewis@troutgroup.com

COLUMBIA
Laboratories, Inc.